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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  ------------

                                  ACCENTURE LTD
             (Exact Name of Registrant as Specified in Its Charter)


              Bermuda                                       98-0341111
  (State or Other Jurisdiction of                        (I.R.S. Employer
   Incorporation or Organization)                     Identification Number)


                                  Cedar House
                                 41 Cedar Avenue
                             Hamilton HM12, Bermuda
                                 (441) 296-8262
                    (Address of Principal Executive Offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
Not applicable

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

              Class X Common Shares, par value $0.0000225 per share
                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered

          Information with respect to the Class X common shares is incorporated herein by reference to the section captioned "Description of Share Capital" in the prospectus included in the Registration Statement on Form S-1 (Registration No. 333-59194), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission"). The Registration Statement was originally filed with the Commission on April 19, 2001.

Item 2.   Exhibits

          2.1 Memorandum of Continuance of the Registrant, dated February 21, 2001 (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Registration Statement filed with the Commission on July 2, 2001).

          2.2 Form of Bye-laws of the Registrant (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Registration Statement filed with the Commission on July 2, 2001).



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  October 23, 2001                     ACCENTURE LTD



                                              By: /s/ Douglas G. Scrivner
                                                  --------------------------
                                                  Name: Douglas G. Scrivner
                                                  Title: General Counsel and
                                                         Secretary